SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                       STARTECH ENVIRONMENTAL CORPORATION
                       ----------------------------------

                (Name of Registrant as Specified in Its Charter)

     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)   Title of each class of securities to which transaction applies:
            __________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
       _______________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            __________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:
            __________________________________________________________________

      (5)   Total fee paid:
            __________________________________________________________________

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
            __________________________________________________________________

      (2)   Form, Schedule or Registration Statement No.:
            __________________________________________________________________

      (3)   Filing Party:
            __________________________________________________________________

      (4)   Date Filed:
            __________________________________________________________________

                       STARTECH ENVIRONMENTAL CORPORATION
                         15 OLD DANBURY ROAD, SUITE 203
                              WILTON, CT 06897-2525





March 3, 2005



Dear Shareholder:

      You are cordially invited to attend the annual meeting of shareholders of Startech Environmental Corporation, to be held at our Engineering, Research and Demonstration Center, located at 190 Century Drive, Bristol, Connecticut on Wednesday, April 13, 2005 at 1:00 p.m. (Eastern Standard Time), and at any adjournment or postponement thereof. On the following pages you will find the formal notice of annual meeting and proxy statement.

      To assure that your shares are represented at the Annual Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

      I hope that you will attend the meeting and I look forward to seeing you there.

                              Sincerely,


                              /s/ Joseph F. Longo
                              Chief Executive Officer and President

                       STARTECH ENVIRONMENTAL CORPORATION
                         15 OLD DANBURY ROAD, SUITE 203
                              WILTON, CT 06897-2525
                                 (203) 762-2499

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, APRIL 13, 2005


To the Shareholders of Startech Environmental Corporation:

      Notice is hereby given that the 2004 annual meeting of shareholders (the "Annual Meeting") of Startech Environmental Corporation, a Colorado corporation (the "Company"), will be held at the Company's Engineering, Research and Demonstration Center, located at 190 Century Drive, Bristol, Connecticut on Wednesday, April 13, 2005 at 1:00 p.m. (Eastern Standard Time) for the following purposes:

      1. To elect five directors to serve until the next annual meeting of shareholders;

      2. To ratify the appointment of Marcum & Kleigman, LLP as the Company's independent public accountants for the fiscal year ending October 31, 2005; and

      3. To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

      The board of directors has set February 18, 2005 (the "Record Date"), as the record date for the annual meeting. Shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of shareholders as of the Record Date will be available for inspection at the Annual Meeting and for any purpose related to the Annual Meeting, during the ten days prior to the Annual Meeting, at the Company's office, during regular business hours.

      All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              By Order of the Board of Directors,


                              /s/ Peter J. Scanlon
                              Chief Financial Officer, Treasurer & Secretary

Wilton, Connecticut
March 3, 2005

                       STARTECH ENVIRONMENTAL CORPORATION
                         15 OLD DANBURY ROAD, SUITE 203
                              WILTON, CT 06897-2525


                                 PROXY STATEMENT

      This proxy statement is being furnished to the holders of shares of common stock, no par value (the "Common Stock") of Startech Environmental Corporation, a Colorado corporation (the "Company"), in connection with the solicitation by the board of directors (the "Board") of proxies for use at the Company's 2004 annual meeting of shareholders, to be held at 1:00 p.m. (Eastern Standard Time) on Wednesday, April 13, 2005 (the "Annual Meeting"), at the Company's Engineering, Research and Demonstration Center located at 190 Century Drive, Bristol, Connecticut, and at any adjournments or postponements thereof. The matters to considered and acted upon at the Annual Meeting are described in this proxy statement.

      The principal executive offices of the Company are located at 15 Old Danbury Road, Suite 203, Wilton, Connecticut 06897. The proxy statement and accompanying proxy are first being mailed to the Company's shareholders on or about March 3, 2005.

                               VOTING AND PROXIES

What is the purpose of the Annual Meeting?

      At the Annual Meeting, shareholders will be asked to vote upon the matters outlined in the notice of meeting on the cover page and described in this proxy statement, including the election of directors and ratification of the appointment of our independent public accountants for the fiscal year ending October 31, 2005. In addition, management will respond to questions from shareholders.

Who is entitled to vote?

      Only holders of record of shares of Common Stock as of the close of business on February 18, 2005 (the "Record Date") are to entitled to notice of, and to vote at, the Annual Meeting. Each holder of shares of Common Stock is entitled to one vote per share. We are authorized to issue 800,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, no par value, of which there are no shares of preferred stock issued and outstanding. There were issued and outstanding 17,854,249 shares of Common Stock as of the close of business on the Record Date.

      If you hold Common Stock through the Company's Stock Purchase or Savings Plan, you will receive voting instructions from the plan administrator. Please sign and return those instructions promptly to assure that your shares of Common Stock are represented at the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

      Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee (which is the same as the proxy card for shares held in the Company's 401(k) Plan).

      Shareholders of record of Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Shareholders who hold shares beneficially in street name may vote by mail by completing, signing, and dating the voting instruction cards provided and can mail them in the accompanying pre-addressed envelopes.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Is my vote confidential?

      Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management of the Company.

How are votes counted?

      In the election of directors, you may vote "FOR" all of the nominees for election as directors or your vote may be "WITHHELD" with respect to one or more of such nominees.

      For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," the abstention has the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the nominees for election as directors, "FOR" ratification of the appointment of the independent public accountants).

What is the voting requirement to approve each of the proposals?

      In the election of directors, the five persons receiving the highest number of "FOR" votes cast in their favor at the Annual Meeting will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

What constitutes a quorum?

      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of Common Stock entitled to vote will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 17,854,249 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 8,944,078 shares will be required to be present in person or by proxy to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum is present.

What happens if additional matters are presented at the Annual Meeting?

      Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Peter J. Scanlon and Joseph F. Longo, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What should I do if I receive more than one set of voting materials?

      You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain a separate set of voting materials?

      If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders, Form 10-K for the fiscal year ended October 31, 2004 and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

                       Startech Environmental Corporation
                         15 Old Danbury Road, Suite 203
                                Wilton, CT 06897
                               Attn: Peter Scanlon
                                 (203) 762-2499

      Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Who will bear the cost of soliciting votes for the Annual Meeting?

      The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Where can I find the voting results of the Annual Meeting?

      We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the fiscal quarter ending April 30, 2005.

What is the difference between holding my shares as a shareholder of record and as a beneficial owner?

      Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

      o Shareholder of Record -- If your shares are registered directly in your name with the Company's transfer agent, Corporate Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. The Company has enclosed or sent a proxy card for you to use.

      o Beneficial Owner -- If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the shareholder of record, you may not vote these in person at the meeting unless you obtain a "legal proxy" from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote you shares.

How will my proxy be voted?

      Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the election of directors and on Proposal 2. We are not aware of any other matter that may be properly presented other than the election of directors and Proposal 2. If any other matter is properly presented, the persons named in the enclosed form of proxy will have discretion to vote in their best judgment. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

What if I don't mark the boxes on my proxy?

      Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote FOR:

      o The election of L. Scott Barnard, Joseph A. Equale, John J. Fitzpatrick, Joseph F. Longo and Nicholas S. Perna, as directors.

      o The ratification of the appointment of Marcum & Kleigman, LLP as our independent public accountants for the fiscal year ending October 31, 2005.

Can I go to the Annual Meeting if I vote by proxy?

      Yes. Attending the Annual Meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the secretary of the Annual Meeting or by delivering a later dated proxy.

Will my vote be public?

      No. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept confidential and are only available as actually necessary to meet legal requirements.

      SHAREHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The Board currently consists of five members, all of one class. Directors are elected for a term of office to expire at the next annual meeting of shareholders after their election and until their successors are duly elected and qualified. The Board proposes that the five nominees described below, of which three are currently serving as directors and two are newly nominated, be elected for a term of one year and until their successors are duly elected and qualified. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Messrs. Joseph F. Longo, Joseph A. Equale and Nicholas S. Perna were each elected to serve on the Board at the last annual meeting of shareholders and Messrs. L. Scott Barnard and John J. Fitzpatrick are newly nominated to serve on the Board. The Board has determined not to nominate Kenneth J. Slepicka for election to the Board at the Annual Meeting and Douglas R. Ballew recently resigned as a director.

      Set forth below are the names of the nominees for election as directors, their present positions and offices with the Company (if applicable), their principal occupations during the past five years, directorships held with other corporations (if applicable), certain other information, their ages and the year they became a director of the company.

Information Concerning Directors and Nominees

      L. Scott Barnard, age 63, is currently the owner and Managing Partner of Programmix, LLC, a sales and marketing firm based in Norwalk, CT, which he founded in January 2001. Programmix is one of the largest European importers of uncoated free-sheet paper in the United States. From 1998 through 2000, Mr. Barnard served as Executive Vice President, Sales and Distribution of Champion International Corporation (which merged with International Paper in June 2000), and President of Champion Export Corporation. From 1996 to 1998, Mr. Barnard served as Executive Vice President, Sales for Champion International Corporation, and from 1992 to 1996, he served as Executive Vice President, Paper Sales for Champion International Corporation. Mr. Barnard also served as a Corporate Officer of Champion International Corporation from 1992 to June 2000. Mr. Barnard has an extensive background in sales and marketing (both domestic and international). Mr. Barnard holds a B.S. degree in marketing from Gannon University and is a graduate of the MBA 2000 Program at the Amos Tuck School of Business Administration at Dartmouth College. Mr. Barnard also studied marketing, logistics and transportation systems at the University of Wisconsin and University of Tennessee. Mr. Barnard serves on the Board of Trustees and Executive Committee of his alma mater, is on the Board of Trustees of Norwalk Hospital and the Norwalk Hospital Foundation in Norwalk, CT, and serves on the Board of Overseers of the University of Connecticut's School of Business Administration

      Joseph A. Equale, CPA, age 59, has served as a director of the Company since November 2003. Mr. Equale is the founder and Managing Partner of Equale & Cirone, LLP (CPAs and advisors), which he founded with Mr. Cirone in January 1999. Prior to the formation of the partnership, and beginning in February 1994, Mr. Equale operated as a sole practitioner. Mr. Equale has spent over ten years in other professional practice units, including a predecessor firm of what is presently Deloitte & Touche LLP. In addition to his responsibilities as Managing Partner, Mr. Equale is in charge of the firm's quality control program. Mr. Equale has also spent over ten years in private industry, including an assignment as an Assistant Controller of Xerox Corporation. Mr. Equale is active in the accounting profession, where he serves as President and member of the Board of Governors of the 6,500 member Connecticut Society of CPAs (CSCPA). Mr. Equale is also a member of the American Institute of Certified Public Accountants and New York State Society of Certified Public Accountants. Mr. Equale has served as an Adjunct Assistant Professor of Accounting at Sacred Heart University, Graduate School of Business in Fairfield, Connecticut. Mr. Equale received a B.B.A. in accounting from St. John's University and an MBA in finance from the University of Bridgeport. Mr. Equale also serves as a director of IWT Tesoro Corporation (IWTT.OB).

      John J. Fitzpatrick, age 65, is an independent management consultant, having retired in 1995 from the "old" Dun & Bradstreet Corporation as an executive officer and Senior Vice President-Global Human Resources, where he was employed since 1983. His responsibilities at D&B, in addition to providing counsel and guidance to the CEO and the Compensation and Nominating Committees of the Board of Directors, included strategic planning, acquisitions & divestitures, executive staffing, compensation & benefits, and HR information systems. Prior to joining D&B, Mr. Fitzpatrick held international sales, marketing, human resources and administrative management positions with Celanese Corporation, Rockwell International, Burroughs Corporation and Procter & Gamble.

      Joseph F. Longo, age 71, has served as a director and as Chairman since 1995. Since November 2004, Mr. Longo has served as Chief Executive Officer and President, positions he also served in from November 1995 to January 2002. From July 2003 until December 2004, Mr. Longo served as Chief Operating Officer, and from August 2003 to August 2004, as Secretary and Treasurer. Mr. Longo is the founder of Startech Corporation, a predecessor of the Company, in 1994. Mr. Longo was founder and Chief Operating Officer of the International Dynetics Corp., a waste industry capital equipment manufacturing company with multinational customers from 1969 to 1990. Prior thereto, he was Manager of New Product and Business Development for AMF from 1959 to 1969. He has been awarded many waste industry equipment patents, all of which have been successfully commercialized. He is a mechanical engineer and operating business executive, with more than 25 years of waste industry management experience.

      Nicholas S. Perna, age 62, has been a director since November 2003. Mr. Perna is the Chief Economist and Managing Director of Perna Associates, which specializes in economic analysis, forecasting and strategy. Until 1999, Mr. Perna was Chief Economist for Fleet Financial Group, which position he previously held with Shawmut Bank and Connecticut National Bank. Prior thereto, Mr. Perna was an economist with General Electric, the Federal Reserve Bank of New York and the President's Counsel of Economic Advisors in Washington. Mr. Perna has served on the faculties of Williams College and New York University's Stern School of Business and is presently teaching economics part-time at Yale University in New Haven, Connecticut. Within the past several years, Mr. Perna has appeared on the Jim Lehrer News hour, CBS Evening News, CNBC, NBC Nightly News, ABC Radio and NPR's All Things Considered. Mr. Perna is frequently quoted in the national and regional press. He has been cited by the Wall Street Journal and Businessweek as one of the top economic forecasters in the United States. Mr. Perna presently serves on the Board of Directors of Prudential Bank & Trust (a subsidiary of Prudential Insurance Company of America), where he is Chairman of the Risk Management Committee. Mr. Perna graduated magna cum laude from Boston College and has a Ph.D. in economics from the Massachusetts Institute of Technology.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING AND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

                               EXECUTIVE OFFICERS

      Peter J. Scanlon, age 54, serves as Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. Scanlon joined the Company as Controller in December 1998 until October 2003. In November 2003, Mr. Scanlon was appointed to his current position of Chief Financial Officer. Since August 2004, Mr. Scanlon has also served as Treasurer and Secretary. Prior to joining the Company, Mr. Scanlon was Director of Financial Services for Vivax Medical Corporation, a publicly traded manufacturing company located in Bristol, Connecticut, from November 1996 to December 1998. Prior to Vivax, Mr. Scanlon's extensive corporate financial and systems background includes 18 years with the IBM Corporation in the accounting, finance and financial systems areas. As Manager of International Finance Systems Development, Mr. Scanlon was successful in the development and installation of the reporting system being used by IBM's six largest international subsidiaries. While on a three-year assignment in London, England, he also developed and implemented financial procedures and controls for IBM's European manufacturing headquarters in Brentford, England.

      Ralph N. Dechiaro, age 54, serves as Vice President of Business Development. Mr. Dechiaro joined us as Vice President of Business Development in February 2002. Prior to joining us, he was the Commercial Program Manager at JFK International Air Terminal where he participated in the Terminal 4 Redevelopment Program from December 2000 to January 2002. Prior to JFK International, he was a Project Manager at Burns and Roe Enterprises from January 1975 to September 1984 and from September 1990 to December 2000 where he managed government, domestic and international projects. From September 1984 to September 1990 he was a System Manager at ITT Avionics where he was responsible for the development and implementation of applied business systems. Mr. Dechiaro also brings extensive government experience, where he served 28 years in the US Army culminating in retirement as a Lieutenant Colonel. In this capacity, Mr. Dechiaro completed varied command and staff assignments at all management levels culminating in the assignment as Assistant Chief of Staff for Information Management. He served as the Principal Staff Officer to the Commanding General providing contracting services, long range planning and implementation of all functions relative to communications, information services, contracting, and advanced technologies.

      Karl N. Hale, age 40, serves as Vice President of Engineering. Mr. Hale joined the Company in November 1999. Prior thereto, Mr. Hale was Manager of Demilitarization Programs for The Ensign-Bickford Company, from September 1991 through October 1999. In this function, he developed Government sector business opportunities and managed program implementation. Mr. Hale is a chemist by training and maintains Registered Environmental Manager status with the National Registry of Environmental Professionals. He is a recognized expert in the field of explosives industry Safety, Health and Environment. He has invented several novel processes for treatment of explosives industry waste materials.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information with respect to beneficial ownership of our Common Stock as of February 18, 2005 by (i) each person or entity who is known by us to own beneficially 5% or more of the outstanding shares of our Common Stock, (ii) each director and nominee, (iii) each Named Executive Officer (as defined below under "Summary Compensation Table") and (iv) all current directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed below, based on a review of filing with the Securities and Exchange Commission and on information furnished to us by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                                      Percent of
Name and Address of Beneficial Owner                     Shares (1)    Total (1)
------------------------------------                     ----------    ---------

Executive Officers and Directors (including nominees)

Douglas R. Ballew (2)(15)                                  30,000            *
L. Scott Barnard (16)**                                         0            *
Ralph N. Dechiaro (3)(13)                                  17,369            *
Joseph A. Equale (2)(13)**                                 30,000            *
John J. Fitzpatrick (17)**                                      0            *
Karl N. Hale (4)(13)                                       23,452            *
Joseph S. Klimek (5)(13)                                  413,286         2.3%
Joseph F. Longo (6)(13)**                               1,698,898         9.5%
Peter J. Scanlon (7)(13)                                   87,159            *
Nicholas S. Perna (2)(13) **                               30,000            *
Kenneth J. Slepicka (2)(14)                                30,000            *
All current directors and executive officers
serving as a group (9 persons) (8)                      2,360,164        13.2%

Principal Stockholders

Northshore Asset Management, LLC (9)
208 South LaSalle, Suite 1201
Chicago, IL 60604                                       4,801,391        26.9%

Paradigm Group, L.L.C. (10)
3000 Dundee Road, Suite 105
Northbrook, IL 60062                                    3,102,180        17.3%

Circle Trust Company (11)
Metro Center, 1 Station Place, Suite 30
Stamford, CT 06902                                      1,000,000         5.6%

The Nutmeg Group L.L.C. (12)
1320 Tower Road
Schaumburg, IL 60173                                    1,402,934         7.9%

  *   Less than one (1%) percent.
  **  Nominee for director.

(1) The beneficial ownership is calculated based on 17,854,249 shares of our Common Stock outstanding as of February 18, 2005. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. In computing the number of shares beneficially owned by a person in the column and the percentage ownership of that person, shares of Common Stock subject to options held by that person that were exercisable at or within 60 days of February 18, 2005 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name.

(2) Includes 30,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 18, 2005.

(3) Includes 3,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 18, 2005 and 12,206 shares that have vested through February 18, 2005 on the Company's 401(k) plan.

(4) Includes 35,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 18, 2005 and 15,377 shares that have vested through February 18, 2005 on the Company's 401(k) plan.

(5) Includes 340,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 18, 2005 and 18,035 shares that have vested through February 18, 2005 on the Company's 401(k) Plan.

(6) Includes 310,000 shares subject to options that are currently exercisable and/or are exercisable within 60 days of February 18, 2005.

(7) Includes 5,000 shares owned by his wife for which he disclaims beneficial ownership. Includes 70,000 shares subject to currently exercisable options and/or are exercisable within 60 days of February 18, 2005, and 12,160 shares that have vested through February 18, 2005 on the Company's 401(k) Plan.

(8) Includes an aggregate of 788,000 shares held by all directors and executive officers that are subject to options that are currently exercisable and/or are exercisable within 60 days of February 18, 2005. See notes (2) through (8) above.

(9) Of these shares, 3,558,347 are held by Northshore Asset Management, LLC for the benefit of Astor Fund, LLC, a Delaware limited liability company that is managed and beneficially owned by Northshore. Also includes 248,044 shares of Common Stock held by Ardent Research Partners, L.P. and Ardent Research Partners, Ltd., investment funds managed by Saldutti Capital Management, L.P., which is owned by Northshore. Also includes 1,000,000 shares of Common Stock owned by Circle Trust Company, in which NSCT, LLC beneficially owns 86% of Circle Trust Company. NSCT, LLC is beneficially owned by Northshore.

(10) Includes: (i) 265,487 shares of common stock and a warrant to purchase and additional 265,487 shares of common stock exercisable within 60 days of February 18, 2005 and held by Paradigm Millennium Fund L.P.; (ii) 252,832 shares of common stock and a warrant to purchase an additional 252,832 shares of common stock exercisable within 60 days of February 18, 2005 and held by Paradigm/Environmental 2004 L.P.; (iii) 882,353 shares of common stock and a warrant to purchase an additional 882,353 shares of common stock held by Paradigm/Startech 2002 L.P.; and (iv) a warrant to purchase 126,923 shares of common stock exercisable within 60 days of February 18, 2005 and held by Paradigm/Startech 2000 L.P. Paradigm Group, L.L.C. is the general partner of each of the foregoing entities and accordingly, may be deemed to beneficially own the shares of common stock held by each such entity, to the extent of its pecuniary interest therein.

(11) Northshore Asset Management, LLC is the beneficial owner of NSCT, LLC, a Connecticut limited liability company, which in turn, is the beneficial owner of eighty-six percent (86%) of Circle Trust Company.

(12)  Includes 701,469 warrants exercisable within 60 days of February 18, 2005.

(13)  Address is 15 Old Danbury Road, Suite 203, Wilton, Connecticut 06897.

(14)  Address is 208 South LaSalle Suite 1201, Chicago, IL 60604.

(15)  Address is 2711 Gleneagles Court, Naperville, IL 60565.

(16)  Address is 268 Oenoke Ridge Road, New Canaan, CT 06840.

(17)  Address is 17 Turkey Hill Circle, Westport, CT 06880.

                          BOARD MEETINGS AND COMMITTEES

      The Board has a standing Audit Committee and standing Compensation Committee, however, the Board does not presently have a standing nominating committee, which functions are carried out by the entire Board. The Board intends to evaluate its needs for a standing nominating committee during the fiscal year ending October 31, 2005.

Meetings of the Board of Directors

      The Board held eleven (11) meetings during the fiscal year ended October 31, 2004 and acted by written consent on 5 occasions. All of the Company's directors that currently serve on the Board attended at least 75% of the meetings of the Board and any applicable committee held while they were members of the Board or the applicable committee.

Audit Committee

      Until recently, the Audit Committee consisted of three directors and was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Douglas R. Ballew, who was a member of the Audit Committee, recently resigned and accordingly, the Audit Committee presently consists of two directors. The Board expects to appoint a replacement for Mr. Ballew in the near future. The Audit Committee performs the functions set forth a written charter of the Audit Committee and is responsible for policies, procedures and other matters relating to accounting, internal, financial controls and financial reporting, including the engagement of independent auditors and the planning, scope, timing and cost of any audit and any other services that the auditors may be asked to perform, and review with the auditors their report on the Company's financial statements following completion of each audit.

      During fiscal 2004, the Audit Committee consisted of Messrs. Joseph A. Equale (Chairman), Nicholas S. Perna and Douglas R. Ballew. Mr. Ballew recently resigned from the Board and each committee on which he served. Messrs. Equale and Perna are considered "independent," as defined in Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers ("NASD") and SEC regulations. The Board has determined that based on the credentials of Mr. Equale, the Chairman of the Audit Committee, Mr. Equale qualifies as an "audit committee financial expert" within the meaning of SEC regulations. During fiscal 2004, the Audit Committee held 8 meetings.

Compensation Committee

      The Compensation Committee consists of three directors. The Compensation Committee is responsible for ensuring that the senior executives of the Company are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Compensation Committee is also responsible for communicating to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission.

      During fiscal 2004, the Compensation Committee consisted of Kenneth J. Slepicka (Chairman), Joseph A. Equale and Nicholas S. Perna. During fiscal year 2004, the Compensation Committee held 3 meetings.

Directors Nominations

      Historically, the Company has not been presented with a nominee for director by any of its shareholders and accordingly, the Board does not have a formal process in place for nominating directors but is actively in the process of developing one and expects to adopt such a process in the near future. Nevertheless, the Board would consider qualified nominees recommended by the shareholders in accordance with the procedures set forth in the Company's Bylaws. Absent special circumstances, the Board will continue to nominate qualified incumbent directors whom the Board believes will continue to make an important contribution to the Company. In identifying qualified individuals to become directors, the Board selects candidates whose attributes it believes would be most beneficial to the Company. The Board evaluates each individual's experience, integrity, competence, diversity, skills and dedication in the context of the needs of the Board. The Board generally will require that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major business issues facing the Company.

      The Board is in the process of developing provisions to address the process by which a shareholder may nominate an individual to stand for election to the Board at the Company's annual meeting of shareholders.

Communications with Directors

      Shareholders may contact any of the Company's directors by writing to them at Startech Environmental Corporation, 15 Old Danbury Road, Suite 203, Wilton, CT 06897. Historically, the Board has not received shareholder communications and therefore, the Board does not have a formal process in place for handling such communications; however, the Board is actively evaluating such a process and expects to adopt one in the near future.

                          REPORT OF THE AUDIT COMMITTEE

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

      The Audit Committee acts under a written charter, which was adopted by the Board in August 2003. The charter, which includes standards set forth in SEC regulations and rules of the National Association of Securities Dealers, Inc. includes assisting the Company with:

      o overseeing and monitoring the auditing and integrity of the Company's financial statements;
      o qualification and independence of the Company's independent accountants;
      o     performance of the Company's independent accountants;
      o compliance by the Company with legal and regulatory requirements as promulgated by the SEC; and
      o     accounting and financial reporting process.

      In connection with its oversight and monitoring of the auditing and integrity of the Company's financial statements, the Audit Committee reviewed and discussed with both management and the Company's independent accountants all financial statements prior to their issuance. Management advised the Audit Committee in all cases that all financial statements were prepared in accordance with generally accepted accounting principals and reviewed any significant accounting issues with the audit committee. These reviews included discussion with the independent accountant of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Audit Committee also discussed with the Company's independent accountants matters relating to its independence, including a review of audit fees and the disclosures made to the audit committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

      Taking all of these reviews and discussions into account, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2004, for filing with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee:

                                          Joseph A. Equale (Chairman)
                                          Nicholas S. Perna

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons owning more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such forms. Based solely on review of the copies of such forms furnished to the Company all Section 16(a) filing requirements applicable to its officers and directors were complied with for the fiscal year ended 2004.

                             STOCK PERFORMANCE GRAPH

      Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                                     [GRAPHIC OMITTED]


                           COMPARISON OF CUMULATIVE TOTAL RETURN
                                OF COMPANY AND BROAD MARKET


                                                  Fiscal Year Ended
                            --------------------------------------------------------------------

COMPANY/INDEX/MARKET        10/31/99    10/31/00    10/31/01    10/31/02    10/31/03    10/31/04
--------------------        --------    --------    --------    --------    --------    --------
Startech Environmental
  Corporation                100.00      912.50      349.50      157.00      137.00       370.00
S&P 600 Small Cap Index      100.00      136.23      129.17      124.78      157.01       168.63
Russell 2000 Index           100.00      130.95      117.39      104.51      145.14       155.69

      The above graph assumes an investment of $100.00 in the Company's Common Stock and in each index beginning on October 31, 1999 with reinvestment of dividends and compares the five-year cumulative return of the Company with the comparable return of such indices. The comparison assumes that all dividends are reinvested.

                             EXECUTIVE COMPENSATION

Board Compensation Committee Report on Executive Compensation

      The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

Compensation Philosophy

      The Company's executive compensation program is administered by the Compensation Committee. The Compensation Committee is currently composed of three (3) non-employee directors. The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under the 2000 Option Plan. The objectives of the committee are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success.

      The Company's compensation program is designed to attract, retain, inspire and reward executive officers who contribute to the Company's overall success. The Compensation Committee adheres to the following philosophy regarding compensation of the Company's executive officers:

      o to provide competitive total pay opportunities in order to attract, retain and motivate high quality executive talent critical to the Company's success;

      o to pay for performance through a compensation mix that emphasizes competitive cash incentives and merit-based salary increases and de-emphasizes entitlements and perquisites;

      o to create a mutuality of interest between executives and stockholders through a stock option program; and

      o to focus the executive's attention on overall corporate objectives as well as the executive's specific operational objectives.

      As the industry in which the Company operates is becoming increasingly competitive, the Compensation Committee believes that the compensation program for executive officers should be designed to retain and motivate talented executives responsible for the success of the Company, and should be determined within the competitive environment within which the Company is situated and based on the achievement of business objectives, individual contribution and financial performance. The goals of the Compensation Committee are to provide a total compensation package that considers the compensation practices of companies with which the Company competes for executive officers, provides variable compensation that is linked to achievement of financial and individual performance goals, and aligns the interests of the executive officers with those of the Company by providing them with an equity stake in the Company. Compensation is designed to fall within the central tendency of the range of that paid to comparable executives in other similarly sized and like industry corporations.

Components of Executive Compensation

      The compensation program for the Company's executive officers consists of the following components:

      o  base salary;
      o  long-term stock option incentives; and
      o  incentive bonus.

      To the extent the compensation of any executive officer, including our Chief Executive Officer, is set forth in a written employment agreement between the Company and the executive officer, the Compensation Committee reviews each component in connection with determining the terms of such employment agreement.

      Base Salary

      The Compensation Committee reviewed and approved salaries for the Chief Executive Officer and the other Named Executive Officers during the fiscal year ended October 31, 2004. Base salaries were established in an employment agreement with the Names Executive Officer or by the Compensation Committee based upon competitive compensation data for similar public companies, an executive's job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

      Long-Term Stock Option Incentives

      The Compensation Committee provides the Company's executive officers with long-term incentive compensation through grants of options to purchase the Company's common stock. The goal of the long-term stock option incentive program is to align the interests of executive officers with those of the Company's stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is the belief of the Compensation Committee that stock options directly motivate an executive to maximize long-term stockholder value. The philosophy of administering the long-term stock option incentive plan is to tie the number of stock options awarded to each employee in the plan to the performance of the Company and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company establishes a target option award based upon each executive officer's position, responsibilities, and historical and expected future contributions to our company. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company.

      Incentive Bonus

      While no bonuses were awarded for the fiscal year ended October 31, 2004, the Compensation Committee is responsible for reviewing and approving bonuses for the Chief Executive Officer and other management level employees. Our Chief Executive Officer's bonus is determined by the Compensation Committee, in accordance with the terms of his employment agreement, without participation by him. Bonus payments to our Chief Financial Officer and other management personnel are determined by the Compensation Committee in consultation with the Company's Chief Executive Officer. The goal of the incentive bonus plan is to tie a portion of the compensation of each employee in the plan to the performance of the Company, and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company's Bonus Plan establishes a target bonus calculated as a percentage of the employee's base salary. The bonus amounts then are determined by specific Company-based performance goals as measured at the end of the fiscal year.

                                    Kenneth J. Slepicka (Chair)
                                    Nicholas S. Perna
                                    Joseph A. Equale

Compensation of Directors

      Directors who are currently officers and employees of the Company receive no additional compensation for acting as directors. All independent directors receive an annual retainer of $6,000 per year, plus an additional fee of $750 for each meeting attended in per person, or $350 for each meeting via teleconference or videoconference. The chairman of the Audit Committee receives an additional fee of $4,000 per annum and all other members of the Audit Committee receive an additional fee of $2,000 per year. The chairman of each other committee receives an additional $2,000 per year, and members of each other committee receive an additional $1,000 per year. Upon being appointed to the board, independent directors receive an initial option grant of 30,000 options, which options contain a three-year cliff vesting period. Thereafter, each independent director receives an annual option grant of 15,000 options with an annual one-year vesting period. All independent directors are reimbursed for out-of-pocket expenses.

Compensation Committee Interlocks and Insider Participation

      During the fiscal year ended October 31, 2004, no executive officers served on the board of directors or the compensation committee of another company that had an executive officer serving on the Board. During the fiscal year ended October 31, 2004, Kenneth J. Slepicka, Chairman of the Compensation Committee, was the Senior Portfolio Manager of Northshore Asset Management, LLC. As of February 18, 2005, Northshore Asset Management, LLC beneficially owned approximately 4,806,391 shares of our Common Stock, representing approximately 27% of the issued and outstanding shares of Common Stock of the Company. In addition to Mr. Slepicka, during the fiscal year ended October 31, 2004, Mr. Douglas R. Ballew served as the Chief Financial Officer of Northshore and also served on our Board. The Company has been informed that Messrs. Slepicka and Ballew are no longer principals of Northshore Asset Management.

Summary Compensation Table

      The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and those other key executive officers of the Company whose total salary, bonus and other compensation earned for fiscal year ending October 31, 2004, 2003 or 2002 exceeded $100,000 (the "Named Executive Officers"):


                                                                                                             Long Term
                                                             Annual Compensation                         Compensation Awards
                                                             -------------------                         --------------------
                                                                                       Restricted    Underlying
                                                                   Bonus  Other Annual   Stock      Stock Option    All Other
     Name and Principal Position             Year    Salary ($)   ($)(1)  Compensation  Awards ($)  Grants (#)(2) Compensation (3)
     ---------------------------             ----    ----------   ------  ------------  ----------  ------------------------------

Joseph S. Klimek -                           2004     185,000        --        --         --           10.000         20,058
    Former Chief Executive Officer and       2003     185,000        --        --         --           10,000         27,758
    President (4)                            2002     185,000      60,000      --         --           50,000         28,900

Joseph F. Longo -                            2004     140,384        --        --         --             --                0
    Chairman, Chief Executive Officer        2003           0        --        --         --           10,000         27,758
    and President (5)                        2002     140,625      60,000      --         --           10,000         28,900

Karl N. Hale -                               2004     130,000        --        --         --             --           15,800
    Vice President of Engineering            2003     130,000        --        --         --             --           15,300
                                             2002     130,000      25,000      --         --           25,000         15,530

Peter J. Scanlon -                           2004     127,833        --        --         --             --           16,723
    Chief Financial Officer, Vice            2003      97,500        --        --         --             --           15,117
    President, Treasurer and Secretary       2002      97,500      20,000      --         --           25,000         10,328

Ralph N. Dechiaro -                          2004     130,000        --        --         --             --           16,767
    Vice President of                        2003     130,000        --        --         --             --           15,117
    Business Development                     2002      97,500        --        --         --            3,000         10,328

______________________________

(1) Bonuses reflected in this table were paid in December 2001 for employee performance in fiscal year ended October 31, 2002. There were no bonuses awarded or paid in December 2002 for the fiscal year ending October 31, 2003, or awarded or paid in December 2003 for the fiscal year ending October 31, 2004.

(2) Options were granted under the Company's 1995 Non-qualifying Stock Option Plan. All options granted in fiscal 2000 have an exercise price of $6.00 per share and expire in November 2010. For the options granted in fiscal year 2000, 50% vested immediately upon the grant and the remaining 50% vested on November 1, 2001 if the person was an employee in good standing. For the options granted in fiscal year 2001, 50% vested immediately upon the grant and the remaining 50% vested on December 20, 2001 if the person was an employee in good standing. These options will expire on December 20, 2011. For the options granted in fiscal year 2002, 50% vested immediately upon the grant and the remaining 50% vested on December 13, 2002 if the person was an employee in good standing. These options will expire on December 13, 2012.

(3) Matching contribution to 401(k) Plan paid in common stock vesting over a three-year period, automobile allowance, and insurances.

(4) Due to the expiration of Mr. Klimek's employment agreement with the Company on November 1, 2004, Mr. Klimek is no longer an executive officer of the Company.

(5) Mr. Longo was appointed Chief Executive Officer and President effective November 1, 2004. Prior thereto, Mr. Longo served as Chief Operating Officer since June 2003 and as Secretary and Treasurer from August 2003 to August 2004.

                             EMPLOYEE BENEFIT PLANS

1995 Stock Option Plan

      We adopted a Stock Option Plan in November 1995 (the "1995 Plan") under which a total of 2,000,000 shares are currently reserved for issuance to employees (including officers and directors who are employees) and other persons associated with us whose services have benefited us. Options granted pursuant to the plan are non-qualified stock options. The 1995 Plan is administered by the Compensation Committee of the Board which selects the employees to whom the options are granted, determines the number of shares subject to each option, sets the time or times when the options will be granted, determines the time when the options may be exercised and establishes the exercise date and price. The board determines the term of each option granted under the 1995 Plan, but in no event may the option grant exceed ten years. As of October 31, 2004, options to purchase an aggregate of 1,207,500 shares were outstanding at a weighted average exercise price of $5.98 per share and 8,089 shares remained available for future option grants under the 1995 Plan.

2000 Stock Option Plan

      Our 2000 Stock Option Plan (the "2000 Plan") was adopted by our Board in January 2000 and was approved by our stockholders in February 2000. The 2000 Plan authorizes the issuance of up to 1,000,000 shares of our Common Stock. As of October 31, 2004, 517,000 options have been granted under the 2000 Plan at an average exercise price of $3.77 per share and 20,000 options have been cancelled. On the issuance dates, the market value was the same as the exercise price; therefore, no compensation expense was recorded. As of October 31, 2004, 513,000 options are available to be granted under the 2000 Plan.

      The 2000 Plan provides for the grant of incentive stock options intended to qualify under section 422 of the Internal Revenue Code and nonstatutory stock options. Our officers, directors, employees and consultants, and employees and consultants of our majority-owned affiliated companies, are eligible to receive awards under the 2000 Plan.

      Optionees receive the rights to purchase a specified number of shares of Common Stock at a specified option price and subject to other terms and conditions as are specified in connection with the option grant. Generally, no portion of an incentive stock option may vest within twelve months of the grant.

      We may grant options at an exercise price greater than or equal to the fair market value of our Common Stock on the date of grant or not less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company. Fair market value for purposes of the 2000 Plan is the closing market price of our Common Stock on the relevant date.

      Our compensation committee has administered the 2000 Plan. The compensation committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2000 Plan and to interpret its provisions. The compensation committee selects the recipients of awards and determines the number of shares of Common Stock covered by the options and the dates upon which the options become exercisable and terminate, subject to provisions of the 2000 Plan. Incentive stock options must terminate within ten years of the grant. Nonstatutory options must terminate within fifteen years of the date of grant. The compensation committee has right to alter the terms of any option when granted or while outstanding pursuant to the terms of the 2000 Plan except the option price.

      All options automatically become exercisable in full in the event of a change in control (as defined in the 2000 Plan), death or disability of the optionee or as decided by the compensation committee. Upon retirement, options held at least one year become exercisable in full. If an optionee's employment with the Company is terminated for any reason, except death, disability or retirement, the optionee has three months in which to exercise an option (but only to the extent exercisable immediately after termination) unless the option by its terms expires earlier. Termination or other changes in employment status may affect the exercise period.

Stock Options Grants

      Option Grants in Fiscal Year 2004. The following table provides information related to options granted by the Company during the fiscal year ended October 31, 2004.


                                                                                            Hypothetical Realizable
                                                                                            Value at Assumed Annual
                                                                                              Rates of Stock Price
                                                                                               Appreciation for
                                            % of Total Options                                  Option Term (2)
                         Number of              Granted to        Exercise    Expiration     ----------------------
Name                 Options Granted(1)      Employees in 2004      Price      Date (1)         5%            10%
----                 ------------------      -----------------      -----      --------        ---            ---

Joseph S. Klimek           10,000                  7.7%              3.10       12/31/13      19,495         49,406

(1) These options were granted under the 2000 Plan during fiscal year 2004 and 50% were not exercisable until December 31, 2005.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of the Company's future common stock prices. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions.

      Aggregate Option Exercises in Fiscal 2004. The following table provides information related to options exercised by the Named Executive Officers during fiscal 2004 and the number and value of options held as of October 31, 2004:


                                                             Number of Shares                     Value of Unexercised
                         Shares                           Underlying Unexercised                 In-the-Money Options
                        Acquired                        Options as of October 31, 2004         as of October 31, 2004(1)
                           on          Value         ------------------------------------   -------------------------------
       Name             Exercise      Realized         Exercisable      Unexercisable         Exercisable     Unexercisable
       ----             --------      --------         -----------      -------------         -----------     -------------

Joseph S. Klimek              -             -             355,000             5,000          $ 124,200            $ 3,500
Joseph F. Longo               -             -             310,000                 -             47,403                  -
Karl N. Hale             20,000        40,600              40,000                 -              9,100                  -
Ralph N. Dechiaro             -             -               3,000                 -              2,550                  -
Peter J. Scanlon              -             -              70,000                 -             45,500                  -

(1) Calculated on the basis of the fair market value of the common stock at October 29, 2004 of $3.85 per share, minus the per share exercise price, multiplied by the number of shares underlying the option. See note (2) of the preceding table.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table summarizes our equity compensation plan information as of October 31, 2004. Information is included for equity compensation plans approved by the Company's shareholders and equity compensation plans not approved by the Company's shareholders.

Securities Authorized for Issuance under Equity Compensation Plans

                                                             Shares of Common
                                                              Stock remaining
                                                               available for
                                                              future issuance
                                           Weighted-average    under equity
                       Shares of Common     exercise price  compensation plans
                      Stock to be issued    of outstanding       (excluding
                       upon exercise of        options,          securities
                     outstanding options,    warrants and       reflected in
                      warrants and rights       rights           column (a)

Plan Category                 (a)                (b)                (c)
--------------------------------------------------------------------------------
Equity compensation       357,000 (1)            $1.98           643,000 (3)
plans approved by
security holders

Equity compensation     3,786,286 (2)             4.90             8,089 (4)
plans not approved
by security holders
--------------------------------------------------------------------------------
               Total    4,143,286                 4.65           651,089


(1)   Includes options to purchase shares outstanding under the 2000 Plan.

(2) Includes options to purchase shares outstanding under the 1995 Plan and warrants issued in various private placements.

(3)   Includes shares available for future issuance under the 2000 Plan.

(4) Includes share available for future issuance under the 1995 Plan and warrants issued in various private placements.

      As of October 31, 2004, 513,000 shares were available under the 2000 Plan and 8,089 shares were available under the 1995 Plan.

Employment Agreements

      On September 30, 2004, the Board approved the terms of an employment agreement between the Company and Joseph F. Longo (the "Employment Agreement"), pursuant to which Mr. Longo agreed to serve as Chief Operating Officer until the expiration or termination of the employment agreement between the Company and Joseph S. Klimek, the Company's Chief Executive Officer and President at such time, and the approval of the Board. Effective November 1, 2004, the employment agreement with Mr. Klimek expired and the Board appointed Mr. Longo to Chief Executive Officer and President, at which time Mr. Longo resigned as Chief Operating Officer. Pursuant to the terms of the Employment Agreement, as Chief Executive Officer and President, Mr. Longo will receive an annual salary of $185,000. The term of the Employment Agreement is three years, effective as of January 1, 2004, unless extended by the Company. Mr. Longo is eligible to receive a discretionary bonus for each fiscal year during the term of the Employment Agreement as determined by the Compensation Committee or, in the absence thereof, the Board, based on Mr. Longo's duties, responsibilities, and performance, consistent with past practice.

      Upon termination of the Employment Agreement under certain circumstance, the Company agrees to pay and provide Mr. Longo (or, if applicable, his surviving spouse or, if none, his estate or other legal representative) the following amounts and benefits: (i) all amounts of base salary accrued but unpaid as of the date of termination; (ii) any bonus awarded but not paid prior to the date of termination; (iii) all reasonable business-related expenses unreimbursed as of the date of termination; and (iv) any benefits or payments, to the extent due under any Company benefit, fringe benefit or arrangement in accordance with the terms of said plan or arrangement for the period prior to such date of termination, including, but not limited to, accrued but unused vacation days. The foregoing notwithstanding, in the event that Mr. Longo's employment is terminated for any reason (other than as a result of death), for a period of six (6) months following the date of termination (the "Severance Period"), Mr. Longo (or his spouse, in the event of his death) shall receive:
(i) the base salary; and (ii) any benefits or payments, to the extent due under any Company benefit, fringe benefit or arrangement in accordance with the terms of said plan or arrangement. In addition to the rights set forth above, upon the expiration of the Severance Period, the Company agrees: (i) to pay Mr. Longo an unfunded retirement benefit equal to $97,500 per annum (the "Unfunded Retirement Amount"), until his death, and after his death, to his spouse, an amount equal to one-half of the Unfunded Retirement Amount per annum; and (ii) to provide lifetime gap medical insurance premiums for Mr. Longo and his spouse to cover expenses not covered by Medicare or Medicaid, to the extent such coverage is commercially available.

                                 CODE OF ETHICS

      We have a Code of Ethics applicable to the Company's Chief Executive Officer, Chief Financial Officer, Controller, financial managers and any persons performing similar finance and accounting functions.

                                   PROPOSAL 2

                                 RATIFICATION OF
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board, on recommendation of the Audit Committee, has appointed Marcum & Kleigman, LLP, as the Company's independent accountants to examine the financial statements of the Company for the fiscal year ending October 31, 2005. The Board has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.

      Kostin, Ruffkess & Company, LLC ("KRC") served as the independent accountants for the Company since 1996; however, KRC has made a decision to cease providing independent auditing services to publicly traded companies and as a result, the Company conducted a search for a new auditing firm and selected Marcum & Kleigman, LLP, located in New York, NY. A representative of Marcum & Kleigman, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Representatives of KRC are not expected to be present at the Annual Meeting.

Fees to Independent Accountants for Fiscal 2004 and 2003

      The following table presents fees for professional services rendered by KRC for the audit of the Company's annual financial statements for fiscal 2004 and fiscal 2003 and fees billed for audit-related services, tax services and all other services rendered by KRC for fiscal 2004 and fiscal 2003.

                                   Fiscal 2004     Fiscal 2003
                                  ------------    -------------

                                         (in thousands)
                                  ----------------------------

      (1)  Audit Fees                 $40.6           $31.5
      (2)  Audit-Related Fees            --              --
      (3)  Tax Fees                      --              --
      (4)  All Other Fees                --              --

      All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by KRC was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee Charter provides for pre-approval (either on a case-by-case basis or in accordance with detailed policies and procedures established by the Audit Committee) of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its auditors.

      The Board of Directors recommends that shareholders vote "FOR" ratification of the appointment of Marcum & Kleigman, LLP as the Company's independent accountants for fiscal 2005.

      In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

                                  ANNUAL REPORT

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED OCTOBER 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED HEREWITH. ADDITIONAL COPIES WILL BE MAILED WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY AT 15 OLD DANBURY ROAD, WILTON, CONNECTICUT, 06897, ATTENTION: PETER J. SCANLON. THE FORM 10-K INCLUDES CERTAIN EXHIBITS WHICH WILL BE PROVIDED ONLY UPON PAYMENT OF A FEE COVERING THE COMPANY'S REASONABLE EXPENSES.

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      The 2005 annual meeting of shareholders is expected to be held on or about April 13, 2006. If any shareholder wishes to submit a proposal for inclusion in the proxy statement for the Company's 2005 annual meeting, the rules of the Securities and Exchange Commission by following the procedures described in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by the Company's Corporate Secretary no later than October 18, 2005. Proposals should be sent to Corporate Secretary, Startech Environmental Corporation, 15 Old Danbury Road, Suite 203, Wilton, Connecticut, 06897.

                                  OTHER MATTERS

      Management knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the meeting; the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the shares represented by the proxy.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Joseph F. Longo
                                    Chief Executive Officer and President

                       STARTECH ENVIRONMENTAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                ON APRIL 13, 2005

      The undersigned shareholder of Startech Environmental Corporation (the "Company") hereby revokes all prior proxies and hereby appoints each of Joseph
F. Longo and Peter J. Scanlon as a proxy for the undersigned, each with full power of substitution, to vote all shares of common stock, no par value, of the Company which the undersigned is entitled to vote at the Company's annual meeting of shareholders for the fiscal year ended October 31, 2004, to be held at the Company's Engineering, Research and Demonstration Center located at 190 Century Drive, Bristol, Connecticut on Wednesday, April 13, 2005 at 1:00 p.m. Eastern Standard Time and at any postponement or adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as follows:

1. ELECTION OF DIRECTORS: To elect the nominees listed below to the board of directors for the term set forth in Proposal One of the Proxy Statement:

   FOR the nominees listed below                  WITHHOLD AUTHORITY
   (except as marked to the contrary below) [ ]   to vote for the nominee listed
                                                  below [ ]


(INSTRUCTION: To withhold authority to vote for the nominee, strike a line through the nominee's name in the list below.)

     L. SCOTT BARNARD         [ ]
     JOSEPH A. EQUALE         [ ]
     JOHN J. FITZPATRICK      [ ]
     JOSEPH F. LONGO          [ ]
     NICHOLAS S. PERNA        [ ]

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: To ratify the appointment of Marcum & Kleigman, LLP as the Company's independent public accountants for the fiscal year ending October 31, 2005:

            FOR  [ ]        AGAINST  [ ]          ABSTAIN  [ ]

and in their discretion upon any other matter that may properly come before the meeting or any postponement or adjournment thereof.

            (Continued and to be dated and signed on the other side.)

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION THE NOMINEES FOR ELECTION AS A DIRECTOR SET FORTH IN THE PROXY STATEMENT AND FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

      Receipt of the Notice of Annual Meeting and of the Proxy Statement and the Company's 2004 Annual Report to shareholders accompanying the same is hereby acknowledged.


      PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                    Dated: _____________________________, 2005


                                    __________________________________________
                                    (Signature of Stockholder)


                                    __________________________________________
                                    (Signature of Stockholder)

                                    Please sign exactly as your name(s) appears on your stock certificate. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.